SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported)
July 26, 2006

COMMUNITY FINANCIAL CORPORATION

(Exact name of Registrant as specified in its Charter)

Virginia	0-18265	54-1532044
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

38 North Central Avenue, Staunton, Virginia	24401
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (540) 886-0796

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.  Results of Operation and Financial Condition

            On July 26, 2006, the Registrant issued its earnings release for the first quarter of its fiscal year ending March 31, 2007. The Board of Directors also approved a 2 for 1 stock split in the form of a 100% stock dividend and declared a $0.13 per share ($0.065 on a post-split basis) quarterly cash dividend, an 8.3% increase, payable August 23, 2006, to stockholders of record as of August 9, 2006. The stock dividend will be paid on September 6, 2006 to stockhholders of record as of August 23, 2006. The press release is attached to this report as Exhibit 99.1, which is incorporated herein by reference.

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SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

COMMUNITY FINANCIAL CORPORATION
Date: July 31, 2006	By:	/s/ R. Jerry Giles R. Jerry Giles Senior Vice President and Chief Financial Officer (Duly Authorized Officer)
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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated July 26, 2006